Exhibit 99(a)(2)






                        CHANGE IN CONTROL PURCHASE NOTICE
                                       AND
                              LETTER OF TRANSMITTAL
                       To Tender 6-1/4% Convertible Senior
                           Subordinated Notes Due 2000
                                       of
                              BROADWAY STORES, INC.
                   Pursuant to the Notice of Change in Control
                  and Offer to Purchase dated November 8, 1995

     THE OFFER AND WITHDRAWAL RIGHTS WILL EXPIRE AT 5:00 P.M., NEW YORK CITY
       TIME, ON FRIDAY, DECEMBER 8, 1995 AND MAY NOT BE EXTENDED EXCEPT AS
                           REQUIRED BY APPLICABLE LAW.

                       The Paying Agent for the Offer is:

                              Bankers Trust Company

                           By Facsimile Transmission:
                                 (212) 250-3290
                                 (212) 250-6275

                              For Information Call:
                                 (212) 250-6270


                  By Mail:                   By Hand or Overnight Courier:

           Bankers Trust Company                 Bankers Trust Company
     Corporate Trust and Agency Group       Corporate Trust and Agency Group
         Reorganization Department             Reorganization Department
   P.O. Box 1458, Church Street Station      123 Washington Street, 1st Floor
         New York, New York  10008              New York, New York 10006


     Delivery of this Change in Control Purchase Notice and Letter of Transmittal (this "Letter of Transmittal") to an address other than as set forth above, or transmission of it to a facsimile number other than as set forth above, will not constitute a valid delivery. The instructions set forth in this Letter of Transmittal should be read carefully before this Letter of Transmittal is completed.

     Only registered holders (which term, for purposes hereof, shall include any participant in a Book-Entry Transfer Facility (as defined below) whose name appears on a security position listing as the owner) of Notes (as defined below) or persons authorized to become registered holders by endorsements and documents transmitted herewith may use this Letter of Transmittal to tender Notes pursuant to the Offer (as defined below). Any person who beneficially owns Notes through an account or other arrangement with a broker, dealer, commercial bank, trust company, or other nominee must contact that entity if such person desires to tender his, her, or its Notes pursuant to the Offer.

     This Letter of Transmittal is to be used if (i) certificates representing Notes are to be delivered herewith or (ii) unless an Agent's Message (as defined in the Offer to Purchase (as defined below)) is utilized, if delivery of the Notes is to be made by book-entry transfer to an account maintained by the Paying Agent at The Depository Trust Company,

Midwest Securities Trust Company or Philadelphia Depository Trust Company (each, a "Book-Entry Transfer Facility") as described under the caption "The Offer -- Procedure for Tendering Notes" in the Offer to Purchase.

     Holders who desire to tender Notes and who cannot deliver the certificates representing their Notes and all other required documents to the Paying Agent prior to 5:00 p.m., New York City time, on the Change in Control Purchase Date (as defined in the Offer to Purchase), or who cannot complete the procedure for book-entry transfer of such Notes on a timely basis, must tender their Notes pursuant to the guaranteed delivery procedure described under the caption "The Offer -- Procedure for Tendering Units" in the Offer to Purchase. See Instruction 2.

     The name(s) and address(es) of registered holder(s) should be printed below. The certificate(s) and the aggregate principal amount of Notes that the holder(s) wish(es) to tender should be indicated in the appropriate boxes below.


                                               DESCRIPTION OF NOTES TENDERED

                                                                                  Notes Tendered
                                                                      (Attach additional list if necessary)

Name(s) and Address(es) of Registered Holder(s)                            Principal Amount
(Please fill in, if blank, exactly as name(s) appear(s)    Certificate      Represented by       Principal Amount to
on Note(s) or security position listing)                    Number(s)*      Certificate(s)*          be Tendered**








                                                           Total Aggregate
                                                           Principal Amount
                                                           of Notes Tendered:

 *   Need not be completed by holders delivering Notes by book-entry transfer.
** If less than the entire principal amount of any certificate listed is to be tendered, please indicate in this column the principal amount thereof to be tendered (which must be an integral multiple of $1,000).
     Otherwise, the entire principal amount of each certificate listed above will be deemed to have been tendered. See Instruction 4.

[ ] CHECK HERE IF TENDERED NOTES ARE BEING DELIVERED BY BOOK-ENTRY TRANSFER MADE TO AN ACCOUNT MAINTAINED BY THE PAYING AGENT WITH A BOOK-ENTRY TRANSFER FACILITY AND COMPLETE THE FOLLOWING (ONLY PARTICIPANTS IN A BOOK-ENTRY TRANSFER FACILITY MAY DELIVER NOTES BY BOOK-ENTRY TRANSFER):

     Name of Tendering Institution
                                  ----------------------------------------------

     Check box of applicable Book-Entry Transfer Facility:

        [ ] The Depository Trust Company
        [ ] Midwest Securities Trust Company
        [ ] Philadelphia Depository Trust Company

     Account Number
                   -------------------------------------------------------------

     Transaction Code Number
                            ----------------------------------------------------

[ ] CHECK HERE IF TENDERED NOTES ARE BEING DELIVERED PURSUANT TO A NOTICE OF
    GUARANTEED DELIVERY PREVIOUSLY SENT TO THE PAYING AGENT AND COMPLETE THE
    FOLLOWING:

    Name(s) of Owner(s)
                       ---------------------------------------------------------

    Window Ticket Number (if any)
                                 -----------------------------------------------

    Date of Execution of Notice of Guaranteed Delivery
                                                      --------------------------

    Name of Institution which Guaranteed Delivery
                                                 -------------------------------

    If delivered by book-entry transfer, check box of applicable Book-Entry Transfer Facility:

        [ ] The Depository Trust Company
        [ ] Midwest Securities Trust Company
        [ ] Philadelphia Depository Trust Company

    Account Number
                  --------------------------------------------------------------

    Transaction Code Number (if delivered by Book-Entry Transfer)
                                                                 ---------------


                    NOTE:  SIGNATURES MUST BE PROVIDED BELOW.
              PLEASE READ THE ACCOMPANYING INSTRUCTIONS CAREFULLY.

Ladies and Gentlemen:

     The undersigned hereby tenders to Broadway Stores, Inc. ("Broadway") the 6-1/4% Convertible Senior Subordinated Notes due 2000 of Broadway listed above (the "Notes") pursuant to Broadway's offer to purchase any and all Notes at a purchase price equal to the principal amount thereof plus accrued and unpaid interest to December 8, 1995 (the "Change-in-Control Purchase Date"), which will be $1,027.43 per $1,000 principal amount of Notes (the "Change-in-Control Purchase Price"), on the terms and subject to the conditions set forth in the Notice of Change in Control and Offer to Purchase dated November 8, 1995 (the "Offer to Purchase"), receipt of which is hereby acknowledged, and in this Letter of Transmittal (which together constitute the "Offer").

     Subject to and effective upon provision for payment for the Notes tendered herewith in accordance with the terms of the Offer, the undersigned hereby sells, assigns, and transfers to or upon the order of Broadway all right, title, and interest in and to all of the Notes that are being tendered hereby and hereby irrevocably constitutes and appoints the Paying Agent the true and lawful agent and attorney-in-fact of the undersigned with respect to such Notes, with full power of substitution and resubstitution (such power of attorney being deemed to be an irrevocable power coupled with an interest), to (i) deliver certificates representing such Notes, or transfer ownership of such Notes on the account books maintained by a Book-Entry Transfer Facility, together, in any such case, with all accompanying evidences of transfer and authenticity, to or upon the order of Broadway; (ii) present certificates representing such Notes for transfer on the Note register; and (iii) receive all benefits and otherwise exercise all rights of beneficial ownership of such Notes, all in accordance with the terms of the Offer.

     The undersigned hereby represents and warrants that: (i) the undersigned has full power and authority to tender, sell, assign, and transfer the Notes tendered hereby; and (ii) upon provision for payment for the Notes tendered herewith in accordance with the terms of the Offer, Broadway will acquire good, marketable, and unencumbered title thereto, free and clear of all liens, restrictions, charges, and encumbrances, and the same will not be subject to any adverse claim.

The undersigned, upon request, will execute and deliver any additional documents Broadway or the Paying Agent deems necessary or desirable to complete the assignment, transfer, and purchase of the Notes tendered hereby.

     The undersigned understands that the valid tender of Notes pursuant to any one of the procedures described under the caption "The Offer -- Procedure for Tendering Notes" in the Offer to Purchase and in the instructions hereto will constitute a binding agreement between the undersigned and Broadway on the terms and subject to the conditions of the Offer.

     All authority herein conferred or herein agreed to be conferred shall not be affected by, and shall survive, the death or incapacity of the undersigned, and any obligation of the undersigned hereunder shall be binding upon the heirs, personal representatives, successors, and assigns of the undersigned.

     Unless otherwise indicated herein under the box entitled "Special Issuance Instructions" and/or "Special Delivery Instructions" below, please issue any and all checks and, in the event that less than the entire principal amount of any
Note is tendered for purchase or purchased, the replacement certificate in respect of the principal amount not so tendered or purchased due to the undersigned in the name of the undersigned, and deliver the same to the undersigned at the address shown above. In the case of book-entry delivery of Notes, please credit the account maintained by the Book-Entry Transfer Facility indicated above with any of the principal amount of any Note not purchased. If any Notes to be tendered are registered in different names, it will be necessary to complete, sign, and submit as many separate copies of this Letter of Transmittal as there are different registrations of Notes.

     SPECIAL ISSUANCE INSTRUCTIONS             SPECIAL DELIVERY INSTRUCTIONS
    (See Instructions 1, 3, and 5)            (See Instructions 1, 3, and 5)

   To be completed ONLY if any checks         To be completed ONLY if any
 and/or any certificates for Notes in      checks and/or any certificates for
 a principal amount not tendered or        Notes in a principal amount not
 not purchased are to be issued in         tendered or not purchased are to be
 the name of and sent to someone           sent to someone other than the
 other than the person(s) whose            undersigned or to the undersigned
 name(s) appear(s) in the "Description     at an address other than that shown
 of Notes Tendered" box above.             in the "Description of Notes
                                           Tendered above.

 Issue and mail any checks and/or any      Mail or deliver any checks and/or
 Notes to:                                 any Notes to:

Name: _____________________________        Name: _____________________________
        (Please Type or Print)                     (Please Type or Print)

      _____________________________              _____________________________
        (Please Type or Print)                     (Please Type or Print)

Address: __________________________        Address: __________________________

         __________________________                 __________________________
                        Zip Code                                   Zip Code

                                            Is this a permanent address change?
___________________________________
  Employer Identification or Social          [ ] Yes    [ ] No (check one box)
              Security No.
       See Substitute Form W-9

 Credit purchased Notes tendered by
 book-entry transfer to:

 [ ] The Depositary Trust Company
 [ ] Midwest Securities Trust Company
 [ ] Philadelphia Depositary Trust Company

 Account Number _____________________


                                PLEASE SIGN HERE
                    (TO BE COMPLETED BY ALL TENDERING HOLDERS
                      REGARDLESS OF WHETHER NOTES ARE BEING
                         PHYSICALLY DELIVERED HEREWITH)
           (See Instructions 1, 2, and 3 and the following paragraph)

X  _______________________________________ ,  _________________________________

X  _______________________________________ ,  _________________________________
     signature(s) of Registered Holder(s)                   Date

  Must be signed by the registered holder(s) as the name(s) appear(s) on certificates representing the Notes or on a security position listing or by person(s) authorized to become registeredholder(s) by endorsements and documents transmitted herewith. If signature is by a trustee, executor, administrator, guardian, officer, or other person acting in a fiduciary or representative capacity, please set forth full title. See Instructions 2 and 3.
         ______________________________________________________________________

Name(s): ______________________________________________________________________
                      (Please Type or Print)

Capacity
(Full Title):__________________________________________________________________

Address: ______________________________________________________________________

         ______________________________________________________________________
                      (Include Zip Code)

Phone No.:_____________________________________________________________________

                                        SIGNATURE GUARANTEE
                                  (If required by Instruction 1)

Signature(s) Guaranteed by
an Eligible Institution:  _____________________________________________________
                                       (Authorized Signature)

                         ______________________________________________________
                                               (Title)

                         ______________________________________________________
                                           (Name of Firm)

                         Phone No.: ___________________________________________

                         Dated: _______________________________________________

                        INSTRUCTIONS FOR TENDERING NOTES

     1. Guarantee of Signatures. No signature guarantee is required on this Letter of Transmittal if (i) this Letter of Transmittal is signed by the registered holder(s) (which term, for purposes of this document, shall include any participant in a Book-Entry Transfer Facility whose name appears on a security position listing as the owner) of the Notes tendered herewith, and neither the "Special Issuance Instructions" box nor the "Special Delivery Instructions" box of this Letter of Transmittal has been completed, or (ii) the Notes are tendered for the account of a member in good standing of a signature guarantee program within the meaning of Rule 17Ad-15 under the Securities Exchange Act of 1934, as amended (each an "Eligible Institution"). In all other cases, all signatures on this Letter of Transmittal must be guaranteed
by an Eligible Institution.   See Instruction 3.

     2. Delivery of this Letter of Transmittal and the Notes. This Letter of Transmittal is to be completed by holders either if certificates representing Notes are to be forwarded herewith or, unless an Agent's Message is utilized, if delivery of Notes is to be made pursuant to the procedures for book-entry transfer set forth under the caption "The Offer -- Procedure for Tendering Notes" in the Offer to Purchase. For Notes to be validly tendered pursuant to the Offer, (a) a properly completed and duly executed Letter of Transmittal (or facsimile thereof), with any required signature guarantees, or an Agent's Message in the case of a book-entry transfer, and any other documents required by this Letter of Transmittal, must be received by the Paying Agent at one of its addresses set forth herein and either certificates representing Notes in proper form for transfer must be received by the Paying Agent at one of such addresses or a book-entry transfer of such Notes into the Paying Agent's account at a Book-Entry Transfer Facility must be confirmed, in each case prior to 5:00 p.m., New York City time, on the Change in Control Purchase Date or
(b) the tendering holder must comply with the guaranteed delivery procedure set forth below.

     Holders whose certificates representing Notes are not immediately available or who cannot deliver their certificates representing Notes and all other required documents to the Paying Agent prior to 5:00 p.m., New York City time, on the Change in Control Purchase Date, or who cannot complete the procedure for book-entry transfer on a timely basis, may tender their Notes pursuant to the guaranteed delivery procedures set forth under the caption
"The Offer -- Procedure for Tendering Notes" in the Offer to Purchase.
Pursuant to such procedures, (i) such tender must be made by or through an Eligible Institution, (ii) a properly completed and duly executed Notice of Guaranteed Delivery, substantially in the form provided by Broadway, must be received by the Paying Agent prior to 5:00 p.m., New York City time, on the Change in Control Purchase Date, and (iii) the certificates representing Notes for all physically delivered Notes in proper form for transfer, or book-entry transfer of such Notes into the Paying Agent's account at a Book-Entry Transfer Facility, as the case may be, together with a properly completed and duly executed Letter of Transmittal (or facsimile thereof), with any required signature guarantees, or an Agent's Message in the case of a book-entry transfer, and any other documents required by this Letter of Transmittal, must be received by the Paying Agent within three business days after the date of such Notice of Guaranteed Delivery, all as provided in the Offer to Purchase under the caption "The Offer -- Procedure for Tendering Notes."

     The method of delivery of Notes and all other required documents is at the election and risk of the tendering holder. If delivery is by mail, registered mail with return receipt requested, properly insured, is recommended.

     No alternative, conditional, or contingent tenders will be accepted, and no Notes will be purchased other than in integral multiples of $1,000. None of Broadway, the Paying Agent, or any other person is obligated to give notice of defects or irregularities in any tender, nor will any of them incur any liability for failure to give any such notice.

     3. Signature(s) on Letter of Transmittal; Endorsement(s) and Instruments of Transfer. (a) If this Letter of Transmittal is signed by the registered holder(s) of the Notes tendered hereby, the signature(s) must correspond with the name(s) as written on the face of the certificates representing Notes or as appearing on a securities position listing as the owner of the Notes without alteration, enlargement, or any change whatsoever.

     (b) If any of the Notes are registered in the name of two or more persons, all such persons must sign this Letter of Transmittal.

     (c) If any of the Notes are registered in different names, it will be necessary to complete, sign, and submit as many separate Letters of Transmittal and any necessary accompanying documents as there are different registrations of such Notes.

     (d) If this Letter of Transmittal is signed by a person other than the registered holder(s) of the certificates representing Notes listed, such certificates must be endorsed or accompanied by appropriate note powers satisfactory to Broadway and the Paying Agent, and in either case, signed exactly as the name(s) of the registered holder(s) appear(s) on such
certificates.   Signatures on any such certificates or note powers must be guaranteed by an Eligible Institution (unless signed by an Eligible
Institution).

     (e) If this Letter of Transmittal or any certificates or note powers are signed by a trustee, executor, administrator, guardian, attorney-in-fact, officer of a corporation, or other person acting in a fiduciary or representative capacity, such person should so indicate when signing, and proper evidence satisfactory to Broadway and the Paying Agent of the authority of such person to so act must be submitted with this Letter of Transmittal.

     4. Partial Tenders. (Not applicable to holders who tender by book-entry transfer.) If less than the entire principal amount of Notes evidenced by any certificates submitted are to be tendered, fill in the principal amount thereof that is to be tendered in the "Description of Tendered Notes" box. In such case, a new certificate for the untendered principal amount of such Note will be issued in and sent to the name of the person signing this Letter of Transmittal, unless otherwise provided in the appropriate boxes in this Letter of Transmittal. The entire principal amount of the Notes listed will be deemed to have been tendered unless otherwise indicated.

     5. Special Payment and Delivery Instructions. If any checks and/or Notes are to be issued in the name of a person other than the person(s) signing this Letter of Transmittal or if any checks and/or Notes are to be sent to someone other than to the person(s) signing this Letter of Transmittal or to the person(s) signing this Letter of Transmittal but at an address other than that shown in the "Description of Notes Tendered" box in this Letter of Transmittal, the appropriate boxes in this Letter of Transmittal must be completed. If no such instructions are given, all checks and, if applicable, Notes will be issued in the name of and sent to the address appearing in the "Description of Notes Tendered" box in this Letter of Transmittal.

     6. Transfer Taxes. Broadway will pay all transfer taxes, if any, applicable to the transfer of Notes to it pursuant to the Offer. If, however, tendered Notes are registered in the name of any person(s) other than the person(s) signing this Letter of Transmittal, and accordingly the check for the purchase price is to be issued, or certificates for Notes not tendered or not purchased are to be registered, in the name of the person(s) signing this Letter of Transmittal and not the registered holder(s), the amount of any transfer taxes (whether imposed on the registered holder(s) or the person(s) signing this Letter of Transmittal) payable on account of the transfer to the person(s) signing this Letter of Transmittal will be deducted from the purchase price unless satisfactory evidence of payment of such taxes, or exemption therefrom, is submitted. Except as provided in this Instruction 6, it will not be necessary for transfer tax stamps or funds to cover such stamps to be provided with this Letter of Transmittal.

     7. Mutilated, Lost, Stolen, or Destroyed Certificates. If any certificate representing Notes has been mutilated, lost, stolen, or destroyed, the holder should promptly notify the Paying Agent as indicated above for further instructions.

     8. Requests for Assistance or Additional Copies. All questions relating to procedures for tendering Notes, as well as requests for assistance or additional copies of this Letter of Transmittal, should be directed to the Paying Agent at one of the addresses or the telephone number set forth above.

                            IMPORTANT TAX INFORMATION

     Backup Withholding. Federal income tax law requires that a tendering holder provide the Paying Agent with such holder's correct taxpayer identification number ("TIN") on Substitute Form W-9, which in the case of a surrendering holder who is an individual is his or her social security number, and to certify that the holder is not subject to backup withholding. If the Paying Agent is not provided with the correct TIN, such holder may be subject to a $50 penalty imposed by the Internal Revenue Service (the "IRS"). In addition, payments that are made to such holder may be subject to 31% backup withholding.

     Certain holders (including, among others, corporations and certain foreign persons) are not subject to backup withholding and reporting requirements and should indicate their status by writing "exempt" across the face of the Substitute Form W-9. In order for a foreign person to qualify as an exempt recipient, the holder must submit a Form W-8, signed under penalties of perjury, attesting to that individual's exempt status. A Form W-8 can be obtained from the Paying Agent. See the enclosed "Guidelines for Certification of Taxpayer Identification Number on Substitute Form W-9" for more instructions.

     If backup withholding applies, the Paying Agent is required to withhold 31% of any payment made to the holder. Backup withholding is not an additional tax. Rather, the federal income tax liability of persons subject to backup withholding will be reduced by the amount of such withholding. If backup withholding results in an overpayment of taxes, a refund may be obtained from the IRS.

     Purpose of Substitute Form W-9. To prevent backup withholding, each holder tendering Notes must provide such holder's correct TIN by completing the form below, certifying that the TIN provided on the Substitute Form W-9 is correct (or that such holder is awaiting a TIN) and that the holder is not subject to backup withholding because (i) the holder is exempt from backup withholding, or
(ii) the holder has not been notified by the IRS that the holder is subject to backup withholding as a result of a failure to report all interest or dividends, or (iii) the IRS has notified the holder that the holder is no longer subject to backup withholding.

     The holder is required to give the TIN (e.g., the social security number or employer identification number) of the registered owner of the tendered Notes or of the most recent transferee of the tendered Notes as evidenced by endorsements on the certificates representing such Notes or any accompanying instruments of transfer. If the Notes are in more than one name or are not in the name of the actual owner, consult the enclosed "Guidelines for Certification of Taxpayer Identification Number on Substitute Form W-9" for additional information on which TIN to report. The box in Part 2 of the Substitute Form W-9 may be checked if you have not been issued a TIN and have applied for a TIN or intend to apply for a TIN in the near future. If the box in Part 2 is checked and the Paying Agent is not provided with a TIN within 60 days, backup withholding will begin and continue until you furnish your TIN to the Paying Agent.



                                PAYOR'S NAME:  BANKERS TRUST COMPANY

 SUBSTITUTE                    Part 1 -- PLEASE PROVIDE YOUR TIN IN    TIN:
 Form W-9                      THE BOX AT RIGHT AND CERTIFY BY             -------------------------
                               SIGNING AND DATING BELOW                    Social Security Number or
                                                                         Employer Identification Number
Department of the Treasury
Internal Revenue Service
                               NAME (Please Print)
                                                                                             Part 2 --
                                                                                             Awaiting
Payor's Request for Taxpayer   ADDRESS                                                        TIN [ ]
Identification Number (TIN)
and Certification
                               CITY        STATE  ZIP CODE


                               Part 3 --  CERTIFICATION -- UNDER THE PENALTIES OF PERJURY, I
                               CERTIFY THAT (1) the number shown on this form is my correct taxpayer identification number (or a TIN has not been issued to me but I have mailed or delivered an application to receive a TIN or intend to do so in the near future),  (2) I am not subject to backup withholding either because I have not been notified by the Internal Revenue
                               Service (the "IRS") that I am subject to backup withholding as a result of a failure to report all interest or dividends or the IRS has notified me that I am no longer subject to backup withholding, and (3)
                               all other information provided on this firm is true, correct and complete.


                               Signature:                                      Date:
                                          -----------------------------------        ----------------
                               You must cross out item (2) above if you have been notified by the IRS that you are currently subject to backup withholding because of underreporting interest or dividends on your tax return.


                          YOU MUST COMPLETE THE FOLLOWING CERTIFICATE IF YOU
                           CHECKED THE BOX IN PART 2 OF SUBSTITUTE FORM W-9.


                       CERTIFICATE OF AWAITING TAX IDENTIFICATION NUMBER

   I certify under penalties of perjury that a taxpayer identification number has not been issued to me, and either (a) I have mailed or delivered an application to receive a taxpayer identification number to the appropriate Internal Revenue Service Center or Social Security Administration Office or
(b) I intend to mail or deliver an application in the near future. I understand that if I do not provide a taxpayer identification number within sixty (60) days, 31% of all reportable payments made to me thereafter will be withheld until I provide a number.



--------------------------------------------  ----------------------------------
                   Signature                                  Date

--------------------------------------------------------------------------------
NOTE: FAILURE TO COMPLETE AND RETURN THIS FORM MAY RESULT IN BACKUP WITHHOLDING OF 31% OF ANY PAYMENT MADE TO YOU PURSUANT TO THE OFFER. PLEASE REVIEW THE ENCLOSED GUIDELINES FOR CERTIFICATION OF TAXPAYER IDENTIFICATION NUMBER ON SUBSTITUTE FORM W-9 FOR ADDITIONAL DETAILS.
--------------------------------------------------------------------------------